UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2015

CNL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54686	26-3859644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Pending Asset Sales – Crescent Alexander Village and Crescent Crosstown

In February 2012, CNL Growth Properties, Inc. (the “Company”), through an operating subsidiary, formed a joint venture (the “Crosstown Joint Venture”) with Crescent Crosstown II, LLC (the “Crosstown JV Partner”), an affiliate of Crescent Communities, a real estate development group (“Crescent”). The Crosstown Joint Venture acquired a 25-acre parcel of land located in the southeast section of Tampa, Florida, upon which it developed, constructed and now operates a 344-unit Class A garden-style multifamily community (the “Crosstown Property”).

In August 2012, the Company, through an operating subsidiary, formed a separate joint venture (the “Alexander Joint Venture”) with Crescent Alexander Village I, LLC (the “Alexander JV Partner”), an affiliate of Crescent. The Alexander Joint Venture acquired a 22.4-acre parcel of land located in the University Research Park section of Charlotte, North Carolina, upon which it developed, constructed and now operates a 320-unit Class A garden-style multifamily community (the “Alexander Property”). The Alexander JV Partner and the Crosstown JV Partner are referred to collectively as, the “Crescent JV Partners” and the Alexander Joint Venture and the Crosstown Joint Venture are referred to collectively as, the “Joint Ventures.”

In May 2015, each of the Joint Ventures decided to pursue a sale of its respective property. On September 8, 2015, the Alexander Joint Venture entered into an agreement (the “Alexander Agreement”) with Alexander Village Acquisitions LP, an unaffiliated third party (the “Alexander Buyer”), for the sale of the Alexander Property pursuant to the terms and conditions of the Alexander Agreement (the “Alexander Sale”). The sale price for the Alexander Property is approximately $52.3 million. In addition, effective September 8, 2015, the Crosstown Joint Venture entered into an agreement (the “Crosstown Agreement” and together with the Alexander Agreement, the “Sale Agreements”) with Centennial Holding Company, LLC, an unaffiliated third party (the “Crosstown Buyer” and together with the Alexander Buyer, the “Buyers”), for the sale of the Crosstown Property pursuant to the terms and conditions of the Crosstown Agreement (the “Crosstown Sale” and together with the Alexander Sale, the “Sales”). The sale price for the Crosstown Property is $58.3 million. Each of the Sale Agreements contains customary representations, warranties, covenants and indemnities of the respective Joint Ventures and Buyers. The Alexander Agreement provides for the closing of the Alexander Sale on September 29, 2015; and the Crosstown Agreement provides for the closing of the Crosstown Sale on October 5, 2015; however, there can be no assurance that one or both of the Sales will be completed within the contemplated timing, or at all.

As previously reported in the Company’s Quarterly Report on Form 10-Q for the quarter and six months ended June 30, 2015, the Company also decided in May 2015 to pursue the potential sale of a third multifamily development community known as “Crescent Cool Springs” (the “Cool Springs Property”), which the Company owns through a joint venture between an operating subsidiary of the Company and an affiliate of Crescent. The Crescent Cool Springs Property, the Crosstown Property and the Alexander Property are currently classified as real estate held for sale in the Company’s financial statements.

Item 8.01	Other Events.

Appointment of Special Committee

As disclosed in prior filings with the Securities and Exchange Commission, having taken into consideration the closing of the Company’s public offering in April 2014 and the estimated time needed to complete the Company’s acquisition phase and have the Company’s assets substantially stabilize, the Company and its advisor have begun to explore strategic alternatives for future stockholder liquidity, including, but not limited to, opportunities to merge with another company, the listing of the Company’s common stock on a national securities exchange, a sale of the Company, and a sale of all of the Company’s assets.

On August 26, 2015, the board of the directors of the Company appointed a special committee, comprised of James P. Dietz and Stephen P. Elker, the Company’s independent directors, to oversee the process of exploring strategic alternatives. There is no specific date by which the Company must have a liquidity event, and there can be no assurance the Company will have a liquidity event in the near term.

Cautionary Note Regarding Forward-Looking Statements

Statements contained herein that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.CNLGrowthProperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2015		CNL GROWTH PROPERTIES, INC.
a Maryland corporation

	By:	/s/ Scott C. Hall
Scott C. Hall Senior Vice President of Operations